UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 17, 2021
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street
Syracuse,	New York		13203
(Address of principal executive office)			(Zip Code)

Registrant’s telephone number, including area code:		(315)	424-0513

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
On March 17, 2021 (the “Effective Date”), Cambridge Quality Chicken, LLC, Cambridge Chicken Holdings, LLC and Frayser Quality, LLC (collectively, the “Carrols Entities”), each indirect, wholly-owned subsidiaries of Carrols Restaurant Group, Inc. (the "Company"), entered into an Agreement of Cancellation and Termination of Development Agreement and General Release (the “Termination Agreement”) with Popeyes Louisiana Kitchen, Inc. (“PLKI”). Pursuant to the Termination Agreement, the Carrols Entities and PLKI agreed to the cancellation and termination of the Development Agreement dated October 9, 2017, as amended (the “Development Agreement”), as of the Effective Date. Certain covenants applicable to the Carrols Parties survive the termination of the Development Agreement, and PLKI has reserved the right to charge the Carrols Entities a $600,000 fee pursuant to Section 5.03(i) of the Development Agreement if the parties are not able to come to a mutually agreeable solution with respect to such fee within a one hundred eighty day (180) day period.

The Development Agreement was assumed by the Company in connection with its transaction with Cambridge Franchise Holdings, LLC in 2019, and included an assignment by PLKI of its right of first refusal under its franchise agreements with its franchisees for acquisitions in two southern states, as well as a development commitment to open, build and operate 80 new Popeyes® restaurants over a six year period. As of the Effective Date, the Company operated through its subsidiaries as a franchisee 65 Popeyes® restaurants.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

10.1
Termination of Development Agreement and General Release dated March 17, 2021 by and among Popeyes Louisiana Kitchen, Inc., Cambridge Quality Chicken, LLC, Cambridge Chicken Holdings, LLC and Frayser Quality, LLC

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: March 19, 2021

By:	/s/ Anthony E. Hull
Name:	Anthony E. Hull
Title:	Vice President, Chief Financial Officer and Treasurer